Draft – Solicitation Script

SSgA Funds

December 19, 2013

855-601-2251

Inbound Greeting:

“Thank you for calling the Broadridge Proxy Services Center for the SSgA Funds. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?”

Outbound Greeting:

“Hello is Mr. /Ms.                      available please?”

“Hi Mr. /Ms                     , my name is <Agent Name> and I am calling on behalf of the SSgA Funds on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on December 19, 2013 and have not received your vote.”

Voting:

“Your Board recommends that shareholders vote “FOR” each proposal. Would you like to vote along with the recommendations of the board?”

“Would you like to vote all of your accounts accordingly?”

“Thank you, I am recording your vote (for, against, abstain) the proposals. For confirmation purposes, please state your full name?”

“And according to our records, you currently reside in (read city, state, and Zip Code)? To ensure we have the correct street address for the confirmation, please state your street address?”

“Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at the toll free number listed on the confirmation.”

“Mr./Ms. (Shareholder’s Last Name), your vote is important and your time is appreciated. Thank you and have a good (day, evening, night).”

If Unsure of voting or does not want to vote along with the recommendation of the Board:

“Would you like me to review the proposals with you?” (After review, ask them if they would like to vote now over the phone).

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If Not Received/Requesting material to be re-mailed:

“I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone.” (pause for response)

After review, ask them if they would like to vote now over the phone.

“Your Board recommends that you vote “FOR” each proposal. Would you like to vote along with the recommendations of the Board?”

If they don’t want proposal reviewed:

“Do you have an email address this can be sent to?” (If yes, enter the email address in the notes and read it back phonetically to the shareholder)

“Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-601-2251.”

If Not Interested:

(Use rebuttal) “I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening. “

ANSWERING MACHINE MESSAGE:

“Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of SSgA Funds. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on December 19, 2013”

“Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2251 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.”

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AUTOMATED ANSWERING MACHINE MESSAGE:

“Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of SSgA Funds. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on December 19, 2013.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2251 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.”

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are: Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.”

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PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63969-Z61944 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SSGA S&P 500 INDEX FUND		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF STATE STREET MASTER FUNDS RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF STATE STREET MASTER FUNDS OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER APPLICABLE PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Proposal 1.	To elect the following as Trustees of State Street Master Funds:

Nominees:

01)	William L. Marshall 06) Michael F. Holland
02)	Patrick J. Riley 07) William L. Boyan
03)	Richard D. Shirk 08) Rina K. Spence
04)	Bruce D. Taber 09) Douglas T. Williams
05)	Scott F. Powers 10) James E. Ross

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

Proposal 3.	To approve an Amended and Restated Agreement and Declaration of Trust for State Street Master Funds	☐	☐	☐	Proposal 4.E.	Investment in real estate	☐	☐	☐

Proposals 4A-4F.	To approve an amendment to the Master Fund’s fundamental investment restriction with respect to:				Proposal 4.F.	Participation in the underwriting of securities	☐	☐	☐

Proposal 4.A.	Concentrating investments in an industry	☐	☐	☐	Proposal 4.H.	To approve the elimination of the Master Fund’s fundamental investment restriction with respect to diversification of investments	☐	☐	☐

Proposal 4.B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 5	To make the fundamental investment objective of the Master Fund non-fundamental	☐	☐	☐

Proposal 4.C.	Making loans	☐	☐	☐

Proposal 4.D.	Investment in commodities and commodity contracts	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date